UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2022

ProFrac Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41388	87-2424964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Shops Boulevard, Suite 301 Willow Park, Texas	76087
(Address of principal executive offices)	(Zip Code)

(254) 776-3722

(Registrant’s telephone number, including area code)

Not Appliable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, par value $0.01 per share	ACDC	The Nasdaq Global Select Market
Warrants, each 124.777 warrants exercisable for one share of Class A common stock at an exercise price of $717.47 per share	ACDCW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On November 10, 2022, ProFrac Holding Corp., a Delaware corporation (the “Company”), issued a press release reporting the financial results of the Company for the third quarter ended September 30, 2022.

On November 11, 2022, the Company hosted a conference call to discuss the financial results of the Company for the third quarter ended September 30, 2022 and posted an associated investor presentation to its website.

A copy of the press release was furnished as an exhibit to a Form 8-K filed by the Company on November 14, 2022 and is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference. A copy of the investor presentation is further attached hereto as Exhibit 99.3 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 2.02 including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release, the transcript of the conference call, and the investor presentation attached as Exhibits 99.1, 99.2 and 99.3 hereto, respectively, the press release, the transcript of the conference call, and the investor presentation contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These forward-looking statements include, among other things, statements regarding: the Company’s strategies and plans for growth; the Company’s positioning, resources, capabilities, and expectations for future performance; market and industry expectations; the anticipated benefits of the Company’s July 2022 acquisition of SPS Monahans and November 2022 acquisition of U.S. Well Services, Inc.; the Company’s estimates with respect to the profitability and utilization of its electric, conventional and dual fleets; the Company’s currently expected guidance regarding its fourth quarter 2022 results of operations; the Company’s currently expected guidance regarding its full year 2022 capital expenditures and capital allocation; statements regarding the availability of funds under the Company’s credit facilities; the Company’s anticipated timing for operationalizing its new electric fleets and its West Munger sand plant; the amount of capital available to the Company in future periods; any financial or other information based upon or otherwise incorporating judgments or estimates relating to future performance, events or expectations; any estimates and forecasts of financial and other performance metrics; and the Company’s outlook and financial and other guidance. Such forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the ability to achieve the anticipated benefits of the acquisitions of U.S. Well Services, Inc. and SPS Monahans, including risks relating to integrating acquired companies and personnel; the failure to operationalize the Company’s new electric fleets and West Munger sand plant in a timely manner or at all; the Company’s ability to deploy capital in a manner that furthers the Company’s growth strategy, as well as the Company’s general ability to execute its business plans; industry conditions, including fluctuations in supply, demand and prices for the Company’s products and services; global and regional economic and financial conditions; the effectiveness of the Company’s risk management strategies; the transition to becoming a public company; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Please also refer to the cautionary note in the press release, the transcript of the conference call, and the investor presentation regarding these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of November 10, 2022, of ProFrac Holding Corp. announcing its financial results for the third quarter ended September 30, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K filed November 14, 2022).

99.2	Transcript of conference call held November 11, 2022 by ProFrac Holding Corp. discussing its financial results for the third quarter ended September 30, 2022.

99.3	Investor presentation released November 11, 2022 by ProFrac Holding Corp. regarding its financial results for the third quarter ended September 30, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFRAC HOLDING CORP.

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

Date: November 14, 2022